CAMELOT ENTERTAINMENT GROUP, INC.
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CAMELOT ENTERTAINMENT GROUP, INC.
8001 Irvine Center Drive, Suite 400
Irvine, CA  92618

November 8, 2010

Dear Fellow Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Camelot Entertainment Group, Inc., which will be held at the Mandalay Bay Resort and Casino, 3950 Las Vegas Boulevard, Las Vegas, Nevada 89119 at 2:00 p.m., PST, on Monday, December 13, 2010.  The meeting will take place in the Jasmine Ballroom located on the third floor of the Mandalay Bay Resort and Casino Convention Center.  As you approach the Convention Center from the main hotel and casino, please follow the signs to the Convention Center and as you approach the main convention hall there will be signs directing you the Jasmine Ballroom. We have attached a map of the Mandalay Bay Resort and Casino as Exhibit 1 to the proxy statement.

During the meeting, we will conduct the business described in the Notice of Annual Meeting of Stockholders and Proxy Statement, plus any new business that is properly brought before the stockholders.  We will be updating stockholders on all aspects of the company’s operations and what our plans are for 2011 and beyond. In addition to the 2010 Annual Meeting of Stockholders, we will be hosting a series of events on Sunday, December 12, 2010 and Monday, December 13, 2010, which we feel will be very informative and entertaining for our stockholders. The event schedule is attached as Exhibit 2 to the proxy statement.

We have arranged for special room rates at the Mandalay Bay Resort and Casino for those stockholders and invited guests attending the 2010 Annual Meeting and our other planned events. These special rates are available beginning on Sunday, December 12 through Tuesday, December 14.  Please call the Mandalay Bay Resort and Casino at 877-632-9001 or visit our special room reservation website at https://resweb.passkey.com/go/xcamel to reserve your room.  Please use the reservation code “XCAMEL”.  In order to guarantee the special room rates, reservations must be made no later than 5 p.m. PST on Monday, November 22, 2010. Reservations made after that date will be subject to availability.

This year we are using Securities and Exchange Commission rules that permit us to provide proxy materials for the 2010 Annual Meeting electronically on the Internet.  This allows us to provide our stockholders with the information they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing hard copies.  Stockholders of record will receive a notice with instructions on how to access those documents over the Internet and request a paper copy of our proxy materials, including this proxy statement, our 2009 Annual Report and a form of proxy card. Stockholders whose shares are held in a brokerage account will receive this information and voting instructions from their broker.

The purpose of the meeting is to elect two (2) members of the Company’s Board of Directors; to ratify the selection of dbbmckennon as the independent registered public accounting firm for the fiscal year ending December 31, 2010; to approve the 2010 Stock Option/Issuance Plan; to approve the 2011 Stock Option/Issuance Plan; to approve the Board of Directors plan to submit a Registration Statement with the Securities and Exchange Commission to register the sale of $10,000,000 in Camelot Common and Preferred Stock in order to retire Camelot debt, expand current operations and to implement a stock repurchase program subject to regulatory approval; and to transact such other business as may properly come before the meeting or any adjournment thereof.  Our Board of Directors has fixed the close of business on October 15, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

Whether or not you plan to attend the Annual Meeting, it is important that you vote either online at www.transferonline.com/camelot or by promptly completing, dating, signing and returning your proxy card by mail or fax or following the voting instructions provided by your broker.  You may view the proxy materials online at www.transferonline.com/camelot or easily request a paper copy.  If you attend the Annual Meeting and decide to vote in person, you may revoke your proxy.

These are exciting times for our Company.  As the world economy continues to recover from economic turmoil and market uncertainty, it is important for our stockholders to be fully informed.  We now have approximately 6,000 stockholders.  Our staff has grown to 21 full and part time employees and consultants. Our film library has grown to over 900 titles.  Our revenues have been growing steadily. We have completed our first major acquisition.  We continue to expand and bolster our senior executive team and our Board of Directors. By attending the annual stockholders meeting, stockholders will have the opportunity to ask questions and receive the latest updates from Camelot’s management team.  We encourage every stockholder to attend the meeting.

On behalf of the directors, officers and employees of Camelot Entertainment Group, Inc., I thank you for your continued support.

Sincerely,

/s/ Robert P. Atwell
Robert P. Atwell
Chairman

CAMELOT ENTERTAINMENT GROUP, INC.
8001 Irvine Center Drive, Suite 400
Irvine, CA  92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 13, 2010

The 2010 Annual Meeting of the Stockholders (the “Annual Meeting”) of Camelot Entertainment Group, Inc., a Delaware corporation (the “Company”), will be held at the Mandalay Bay Resort and Casino, 3950 Las Vegas Boulevard, Las Vegas, Nevada 89119 at 2:00 p.m., PST, on Monday, December 13, 2010, for the following purposes:

1.           To elect two (2) members of the Company’s Board of Directors to serve until the 2015 annual meeting of stockholders or until their successors are elected and qualified;

2.           To ratify the selection of dbbmckennon as the independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.           To approve the 2010 Stock Option/Issuance Plan;

4.           To approve the 2011 Stock Option/Issuance Plan;

5.           To approve the Board of Directors plan to submit a Registration Statement with the Securities and Exchange Commission to register the sale of $10,000,000 in Camelot Common and Preferred Stock in order to retire Camelot debt, expand current operations and to implement a stock repurchase program subject to regulatory approval; and

 6.           To transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on October 15, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  Only stockholders of record at the close of business on the record date, October 15, 2010, are entitled to receive notice of, and to vote at, the Annual Meeting.  If you elect to vote online, please do so at www.transferonline.com/proxy If you would like to receive printed copies of the proxy materials, you can request them by emailing proxy@transferonlione.com or by faxing your request to 503-227-6874.  You can also view the proxy material at www.transferonline.com/camelot.  If you have requested physical materials and decide to mail in your proxy card, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the Annual Meeting in person.  If you attend the Annual Meeting, you may withdraw your proxy and vote in person on each matter brought before the Annual Meeting.  The proxy may be revoked at any time prior to its exercise.

Your attention is directed to the following pages for information on voting and obtaining a paper copy of the proxy materials for the Annual Meeting.

You are cordially invited to attend the Annual Meeting.  The Board of Directors encourages you to access the proxy materials and vote in person or by proxy by following the instructions on the following pages.

By Order of the Board of Directors

/s/Steven Istock
Secretary
Irvine, California
November 8, 2010

CAMELOT ENTERTAINMENT GROUP, INC.
8001 Irvine Center Drive, Suite 400
Irvine, CA  92618

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 13, 2010

About this Proxy Statement

This Proxy Statement is being made available on or about November 8, 2010 to the holders of common stock (the “Common Stock”) and preferred stock of Camelot Entertainment Group, Inc. (the “Company”) as of October 15, 2010 (the “Record Date”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 13, 2010, or at any adjournment thereof.  The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.  As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that will come before the Annual Meeting.  However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Voting Instructions for Stockholders of Record

If you hold a stock certificate for shares in your name, you are considered a stockholder of record (or registered stockholder) of those shares.  You may vote by mail or fax or by attending the Annual Meeting.

Voting by Mail

•	Request a paper copy of a Proxy Card as instructed below.

•	Return your signed and dated proxy card for receipt by December 13, 2010 at 2 p.m. PST, the date of the Annual Meeting.

Voting by Fax

•	Request a paper copy of a Proxy Card as instructed below.

•	Fax your signed and dated Proxy Card to the number on the Proxy Card for receipt by 2:00 p.m. December 13, 2010, the date of the Annual Meeting.

Voting in Person

•	You may vote in person at the annual meeting, even if you already voted by mail or fax and your vote at the meeting will supersede any prior vote.

Voting Instructions for Beneficial Owners

If your shares are held in a stock brokerage account you are considered the beneficial owner of shares held in street name. You may vote by Internet, telephone, mail or in person.

Voting on the Internet

•	You will receive instructions in the mail and/or as sent to you by your broker or nominee. Once you receive the instructions, simply follow the on-screen instructions.

Voting by Telephone

•	Request a paper copy of a proxy card as instructed below and call the number on the Voting Instruction Form you will receive from your broker or nominee.

Voting by Mail

•	Request a paper copy of a proxy card as instructed below and follow the instructions included on the Voting Instruction Form sent to you by your broker or nominee.

Voting in Person

•
Since you are not a stockholder of record, you may not vote your shares in person at the meeting unless you have a proxy from the bank, broker, trustee or nominee that holds your shares giving you the right as beneficial owner to vote your shares at the meeting. To request a proxy, follow the instructions at www.camelotfilms.com.  You must also bring to the annual meeting a letter from the nominee confirming your beneficial ownership of the shares.

To Request a Paper Copy of Proxy Materials or Proxy Card for 2010 Annual Meeting of Stockholders:

Stockholders of Record

If you are a stockholder of record and you prefer to receive a paper copy of our proxy materials and/or proxy card, you must request one if you have not received one by mail.  There is no charge to you for requesting a copy.  Please make your request for a copy in one of the following ways on or prior to November 22, 2010 to facilitate timely delivery:

•	Fax: 503-227-6874

•
E-mail: Send an e-mail to proxy@transferonline.com with “proxy materials order” in the subject field and include your name, address and Account Number from the label on the Notice of Internet Availability you received from the Company.

Beneficial Owners

If you are a stockholder who holds your stock in street name through your broker or other nominee and you prefer to receive a paper copy of our proxy materials and/or proxy card, you must request one from your broker.

Revocability and Voting of Proxy

Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.  All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.  If no instructions are given, proxies will be voted FOR the election of the nominees of the Board of Directors and FOR Proposals No. 2, No. 3, No. 4 and No. 5.

Record Date and Voting Rights

Only stockholders of record at the close of business on the Record Date, October 15, 2010, are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  There are a total of 31,681,737,865 votes that can be cast at the stockholder meeting.  Our management team has sufficient votes to pass all of the proposals.  Of the total votes eligible to be cast, our management team has 28,641,171,744 votes, or 90.41% of the total votes that can be cast.  On the Record Date, there were 479,641,365 shares of Common Stock issued and outstanding, and a total of 61,148,400 shares of Preferred Stock of all classes issued and outstanding.  Each such share of Common Stock is entitled to one vote on each of the matters to be presented at the Annual Meeting.  On the Record Date, there were 23,896,900 shares of Class A Preferred Stock issued and outstanding.  Each such share of Class A Preferred Stock is entitled to 50 votes on each of the matters to be presented at the Annual Meeting.  On the Record Date, there were 30,000,000 shares of Class B Preferred Stock issued and outstanding.  Each such share of Class B Preferred Stock is entitled to 1,000 votes on each of the matters to be presented at the Annual Meeting.  On the Record Date, there were 7,151,500 shares of Class C Preferred Stock issued and outstanding.  Each such share of Class C Preferred Stock is entitled to one vote on each of the matters to be presented at the Annual Meeting.  On the Record Date, there were no shares of Class D Preferred Stock issued and outstanding.  On the Record Date, there were no shares of Class E Preferred Stock issued and outstanding.  On the Record Date, there were 100,000 shares of Class F Preferred Stock issued and outstanding.  Each such share of Class F Preferred Stock is entitled to one vote on each of the matters to be presented at the Annual Meeting.  On the Record Date, there were no shares of Class G Preferred Stock issued and outstanding.  The Common Stock and all classes of Preferred Stock vote together on all matters coming before the Annual Meeting.

The Company's management (the “Management”) holds approximately 90.41% of all of the outstanding voting rights.  The Management intends to vote all of their voting rights for the election of the nominees for director and for all of the other proposals disclosed in this proxy statement.  The presence, in person or by proxy of a majority of the voting rights represented by shares of Common Stock and Preferred Stock present will constitute a quorum at the Annual Meeting.

Record Date and Voting Rights - continued

Proxies marked “withheld” as to any director nominee or “abstain” or “against” as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked “withheld” as to any director nominee or “abstain” or “against” as to a particular proposal and broker non-votes on each Proposal is discussed under each respective Proposal.

(Remainder of Page Left Intentionally Blank)

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Two (2) directors will be elected at the Annual Meeting to hold office until the 2015 annual meeting of stockholders and until their successors are elected and have qualified.  Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the two nominees named below.

Each nominee has indicated that he is willing and able to serve as director if elected.  If any nominee becomes unavailable for any reason before the election, proxies will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Corporate Governance and Nominating Committee of the Board of Directors.  The Corporate Governance and Nominating Committee has no reason to believe that either of the nominees will be unavailable to serve.

Vote Required

The two nominees who receive the highest number of affirmative votes of the votes present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as directors.  Only votes cast “FOR” a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary.  Broker non-votes and proxies marked “withheld” as to one or more nominees will result in the respective nominees receiving fewer votes.  However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees of the Board of Directors

The following sets forth certain information about the nominees of the Board of Directors for election as directors at the Annual Meeting.  Each of the nominees has been recommended for election by the Corporate Governance and Nominating Committee.  Neither of the nominees has served as a director since the last annual meeting of stockholders.  Mr. Istock replaced Mr. Jackson on the Board of Directors on July 1, 2010.

Steven Istock, 44, Director, Chief Financial Officer, joined Camelot as CFO and as a member of our Board of Directors on July 1, 2010.  Mr. Istock has a substantial corporate, entertainment and international finance background with over fifteen years’ experience as a senior banker and finance manager.  Mr. Istock specializes in the development, structuring and funding of debt and equity transactions.  He has participated in over $2 billion in transactions for a wide range of public and private corporate clients.

Since March 2008, Mr. Istock has been the President and CEO of California Pictures and a Partner and CFO of Strategic Film Partners since May of 2006, which produce and distribute motion picture content worldwide.  He also advises domestic and international clients on structuring financing for a variety of projects in the beginning, middle and closing stages of development and production.  While serving as a Vice-President of Lending for American Business Bank between November 2005 and December 2006, Mr. Istock made his initial investment into Strategic Film Partners.

As a senior Vice President and Finance Manager for Merrill Lynch in Beverly Hills between January 2000 and November 2005, Mr. Istock was responsible for managing and closing all of the commercial, entertainment and real estate loan transactions for five area offices as well as directing and managing all local transactions with the mergers and acquisitions, private equity and real estate syndication bankers within Merrill Lynch and other affiliated firms worldwide.  He earned the Series 7, 63, 65 licenses and Merrill Lynch Certified Financial Manager accreditation and was approved for the California Finance Lenders License by the State of California.

Mr. Istock graduated from the University of Michigan in Economics and English in 1989, with post-graduate work at Charles University in Prague in 2007.

Leo Griffin, 40, Director, is a Principal at Clarity Partners, a private equity firm managing over US $1 billion and focused on the media, communications, and business services sectors.  From 2003 through 2006, Mr. Griffin was a Principal at Monitor Ventures, the venture capital and advisory arm of the Monitor Group, a global strategy consulting firm and merchant bank.  At Monitor Ventures, Mr. Griffin focused on advising and investing in various communications and media companies.  From 1998 through 2003, Mr. Griffin served as a strategy consultant with Monitor Group’s consulting arm, where he helped to found MarketSpace, a consulting practice focused on new media businesses.

Nominees of the Board of Directors - continued

Mr. Griffin currently serves as a member of the boards of directors of CaseStack, Inc., Critical Media, Inc. and ImpreMedia, Inc.  Mr. Griffin holds a degree in Industrial Economics from the London School of Economics (1992) and received his MBA with distinction from the Kellogg School at Northwestern University in 1998.

Director Nominee Independence

The Board discussed and reviewed whether each nominee is independent under the Company’s corporate governance guidelines, which are consistent with the director independence standards established by the NASDAQ Stock Market.  In determining independence, the Board reviews and seeks to determine whether directors have any material relationship with the Company, direct or indirect, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board reviews business, professional, charitable and familial relationships of the independent directors in determining independence.  The Board determined that Steven Istock is not an independent director, due in part to his executive position with the Company.  The Board determined that upon election Leo Griffin would be an independent director.  The Company is currently searching for additional nominee’s to fill vacancies on the Board that would be classified as independent directors.  Although the Company currently trades on the Over the Counter Bulletin Board (“OTCBB”), management is working toward meeting the listing standards of the NASDAQ Stock Market, which require a minimum of two independent directors.

Information about the Nominating Process

The Company’s Board has a Corporate Governance and Nominating Committee that undertakes the activities of identifying, evaluating and recommending nominees to serve as Directors.  The members of the Corporate Governance and Nominating Committee are Robert P. Atwell, our Chairman, and Steven Istock, our Chief Financial Officer.

Nomination of Director Candidates by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider nominations of candidates for membership on the Board that are submitted by stockholders.  Any such recommendations should include nominee’s name and qualifications for Board membership and a consent signed by such candidate to serve as a director if elected and should be directed to Mr. Steven Istock, Corporate Secretary, Camelot Entertainment Group, Inc., 8001 Irvine Center Drive, Suite 400, Irvine, California 92618.

Stockholders who comply with the requirements of our Bylaws with respect to advance written notice of stockholder director nominations at the Annual Meeting, including certain information that must be provided concerning the stockholder and each nominee, may nominate candidates for election as directors at the Annual Meeting by attending the meeting and offering the candidates into nomination at the time of the election of Directors.  Our Bylaws have been be filed with the Commission on Form 8-K and can be viewed by visiting the SEC website at www.sec.gov or by visiting our website at www.camelotent.com.  You may also obtain a copy of the Bylaws by writing to Mr. Steven Istock, Corporate Secretary, Camelot Entertainment Group, Inc., 8001 Irvine Center Drive, Suite 400, Irvine, California 92618.  Such information must be provided within the period set forth below under “Stockholder Proposals for Next Annual Meeting.”

For a stockholder’s nominees to be included in the Company’s Proxy Statement for next year’s annual meeting, the stockholder must give timely notice to the Company by the date set forth below under “Stockholder Proposals for Next Annual Meeting.”

Director Qualifications

The Corporate Governance and Nominating Committee has not established any minimum qualifications for nomination as a Director of the Company but has identified the following qualities and skills necessary for its Directors to possess:

•	Integrity

•	Ability to objectively analyze complex business problems and develop creative solutions

•	Pertinent expertise, experience and achievement in education, career and community
•	Familiarity with issues affecting the Company’s business

•	Availability to fulfill time commitment

•	Ability to work well with other Directors

•	Commitment to enhancing stockholder value

Identifying and Evaluating Nominees for Directors

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders.  Director candidates are evaluated to determine whether they have the qualities and skills set forth above.  Such evaluation may be by personal interview, background investigation and other appropriate means.

Director Attendance at the Annual Meeting

It is the Company’s policy to require all of its Directors to attend the Annual Meeting.  All of the Company’s directors have attended previous Annual Meetings.

Stockholder Communications with the Board

Stockholders may communicate with the Board in writing by addressing mail to Camelot Entertainment Group, Inc., Board of Directors, c/o Mr. Steven Istock, Corporate Secretary, 8001 Irvine Center Drive, Suite 400, Irvine, California 92618.  Any such communication will be distributed to each of the Company’s Directors.  A communication addressed to any individual Director at the same address will be distributed only to that Director.

Board Committees

The Board of Directors of the Company has a standing Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee.

Audit Committee

The principal functions of the Audit Committee are to review and monitor the Company’s financial reporting and the internal and external audits.  The Audit Committee’s functions include, among other things: (i) to select and replace the Company’s independent registered public accounting firm; (ii) to review and approve in advance the scope and the fees of our annual audit and the scope and fees of non-audit services of the independent registered public accounting firm; (iii) to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, and (iv) to review compliance with and the adequacy of our major accounting and financial reporting policies and controls.  The Audit Committee met four times during the fiscal year ended December 31, 2009.  It currently consists of Messrs. Atwell (Chairman) and Istock.  The Board has determined that Messrs. Atwell and Istock are not “independent” as defined in the listing standards of the NASDAQ Stock Market.

Corporate Governance and Nominating Committee

Messrs. Atwell (Chairman) and Istock constitute the Corporate Governance and Nominating Committee.  The Board has determined that the members of this committee are not “independent” as defined in the listing standards of the NASDAQ Stock Market.  The primary functions of the Corporate Governance and Nominating Committee are to identify, evaluate and recommend nominees to serve as Directors and review corporate governance principles and practices and respond to regulatory initiatives and requirements. The Corporate Governance and Nominating Committee met four times in the fiscal year ended December 31, 2009.

Compensation Committee

Messrs. Atwell (Chairman) and Istock are the members of the Compensation Committee.  The primary functions of the Compensation Committee are to review and approve the compensation of the Chief Executive Officer and the other executive officers of the Company, to recommend the compensation of our Directors, to review and approve the terms of any employment contracts with executive officers and to produce an annual report for inclusion in the Company’s proxy statement.  The Compensation Committee also administers the Company’s equity compensation and employee benefit plans and grants all awards under the Company’s stock incentive plans.

Code of Ethics

The Company has adopted a code of business conduct and ethics for its directors, officers and employees. A copy of the code of business conduct and ethics is available at www.camelotent.com or can be requested by writing to Mr. Steven Istock, Corporate Secretary, Camelot Entertainment Group, Inc., 8001 Irvine Center Drive, Suite 400, Irvine, California 92618.

Attendance at Meetings

During the fiscal year ended December 31, 2009, the Board held fifty-four meetings.  Each member of the Board attended all of the meetings of the Board either in person or by phone.  The number of meetings increased during the fiscal year due to activity within the Company’s Camelot Distribution Group division.

Director Compensation

Directors who are not employees of the Company or any of its subsidiaries and who do not have a compensatory agreement providing for service as a director of the Company or any of its subsidiaries are eligible to receive the following compensation:

Annual retainer for each Director, paid quarterly in advance	$5,000
Additional annual retainer for Chairs of the Compensation Committee and Nominating and Governance Committee	$1,000
Additional annual retainer for Chair of the Audit Committee	$1,000

The Company pays each director’s reasonable travel, lodging, meals and other expenses connected with their Board service.  As of the Record Date, the Company’s Board of Directors did not have any members that were not employees and or officers of the Company.

The Non-Employee Directors’ Deferred Compensation Plan provides that eligible directors may elect to defer 50% to 100% of their retainer fees.  Each deferral election must be made prior to the year such retainer payment is due and will last for the entire year. Deferral elections may be terminated for the next year. Deferred amounts may be used to acquire our Common Stock at fair market value on the date each retainer payment would be otherwise paid to an eligible director, to acquire stock units equivalent to the fair market value of our Common Stock on the date each retainer payment would be otherwise paid or may be paid in cash following termination of service as a director with interest accruing at the prime rate on such deferred fees.

Directors who are employees and non-employee directors who are not eligible for the foregoing non-employee director compensation receive no separate compensation for director service.

2009 Non-Employee Director Compensation

The following table provides information regarding compensation earned by, awarded or paid to non-employee directors who served during the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Value of Option Awards ($)	Non-equity Incentive Plan Compensation	All Other Compensation	Total
None	$0	0	0	0	0

Total	$0	0	0	0	0

Certain Relationships and Related Transactions

None of our Board members are related.  There were no Company related transactions between the Board members in 2009.

PROPOSAL NO. 2.

TO RATIFY THE SELECTION OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2010

The Board is asking the stockholders to ratify the Audit Committee’s selection of dbbmckennon, 20321 SW Birch Street, Suite 200, Newport Beach, CA 92660 as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  In the event the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection.

Representatives of dbbmckennon are expected to be present at the Annual Meeting in person or by conference telephone and will have the opportunity to make a statement if they desire to do so.  It is also expected that they will be available to respond to appropriate questions.  McKennon, Wilson & Morgan LLP was our independent registered public accounting firm for the 2007 and 2008 fiscal years and their respective annual reports.

Fees billed for services provided by our independent registered public accounting firm for 2009 and 2008 were as follows:

	2009	2008
Audit Fees(1)	$39,500	$51,537
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	20,000	-

Total	$59,500	$53,127

(1)
Audit fees represent fees for professional services provided by the independent registered public accounting firm in connection with the audit of our financial statements and review of our annual and quarterly financial statements for the stated years.

(2)	Audit-related fees, included in Audit Fees

(3)	Tax fees principally included tax advice, tax planning and tax return preparation by the auditors, if any

(4)
Other fees represent fees for professional services provided in connection with the annual stockholders’ meeting, acquisition transition-related costs, and review of various SEC filing documents, if any

Vote Required

The affirmative vote of a majority of the votes present at the Annual Meeting and voting on the proposal is required to ratify the selection of the Company’s independent registered public accounting firm for the year ended December 31, 2010.  Abstentions and broker non-votes have no effect on the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

Audit Committee’s Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company’s independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its independent registered public accounting firm in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee pre-approved all of the fees described above.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining auditor independence.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with the Company’s management and dbbmckennon the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2009 fiscal year.  The Audit Committee has also discussed with dbbmckennon the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from dbbmckennon required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with dbbmckennon its independence from the Company.

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2009 fiscal year for filing with the Commission.

Respectfully submitted,

Robert P. Atwell (Chairman)
Steven Istock

(Remainder of Page Left Intentionally Blank)

PROPOSAL NO. 3.

TO RATIFY AND APPROVE THE 2010 STOCK OPTION/ISSUANCE PLAN

The Board of Directors is asking the stockholders to ratify and approve the 2010 Stock Option/Issuance Plan, as amended (the “2010 Plan”).  A copy of the 2010 Plan is attached hereto as Exhibit 3. Below is a summary of the 2010 Plan.

General

On July 26, 2010, our Board of Directors adopted the 2010 Plan and directed that it be presented to the stockholders for their approval and adoption.  A majority of our stockholders will be asked to consider and approve the adoption of the 2010 Plan at our Annual Stockholder’s Meeting on December 13, 2010.

Purpose of the 2010 Plan

The 2010 Plan initially provided for the issuance of up to 1,500,000 shares of Common Stock to our directors, officers, employees and consultants in the form of stock options.  The 2010 Plan was subsequently amended to increase the number of shares eligible under the 2010 Plan, as described below.  The purpose of the 2010 Plan is to ensure that we retain the services of valued key directors, officers, employees and consultants, and to encourage such people to acquire a greater proprietary interest in us, thereby strengthening their incentive to achieve the objectives of our stockholders.  The 2010 Plan also serves as an aid and inducement in the attracting and hiring of new directors, officers, employees and consultants as needed.

Plan Administrator

Our Board of Directors administers the 2010 Plan.

Eligible Participants

Incentive stock options (those stock options that qualify under Section 422 of the Internal Revenue Code of 1986 (“the “Code”)) may be granted to any individual who is, at the time of the grant, an employee. Non-qualified stock options (those options that do not qualify under Section 422 of the Code) may be granted to employees and other people, including directors and consultants.

Material Features of the 2010 Plan

The 2010 Plan is structured so as to provide us with maximum flexibility in designing equity incentives for executive officers and other employees, the non- employee Board members and independent consultants in our service.  Such incentives may be made available under the 2010 Plan in the form of long-term option grants of our Common Stock.  Grants under the option grant program may be structured as installment options, which become exercisable for vested shares over the optionee’s period of service or as immediately exercisable options for unvested shares.  All option grants must have an exercise price not less than 100% of the fair market value of the option shares on the grant date.

Stock Options

It is anticipated that stock options will be immediately exercisable for all the option shares, but the shares subject to the options may have a vesting schedule in the discretion of the board of directors. Each option is to have a maximum term of ten years.  To exercise the option, the optionee must execute a Notice of Exercise and pay the exercise price for the purchased shares.  Payment is to be made in cash; however, our Board may also permit the optionee to deliver an interest-bearing promissory note for the purchased shares payable in one or more installments.  Provided that our shares remain publicly traded, the exercise price may be paid in shares of Common Stock or, alternatively, through the optionee’s participation in a same-day sale program.  Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes.

Stock Issuance

The Stock Issuance Agreement as described in the 2010 Plan is structured as a stock purchase transaction, with the purchase price for the shares to be paid in cash or cash equivalent or by promissory note at the time of issuance of the shares.  The same repurchase rights summarized above for the “Form Stock Purchase Agreement" under the option grant program will apply to the purchased shares, namely, the Corporation's right to repurchase, at the original purchase price, any unvested shares held by the participant at the time of his or her termination of service.

Stock Issuance - continued

Under the Stock Issuance Agreement, the issued shares will either vest immediately or vest in a series of installments over the participant's period of service with the Company.  In the event a vesting schedule is used, 25% of the shares will vest upon completion of one year of service measured from the issue date, and the balance will vest in 36 successive equal monthly installments upon the participant's completion of each of the next 36-months of service thereafter. Full and immediate vesting of all the shares will occur upon an acquisition of the Company by merger or asset sale, unless the repurchase right applicable to those shares is assigned to the successor corporation.  The assigned repurchase rights may be structured so that they will subsequently lapse (and the shares will immediately vest) upon an involuntary termination of lie participant's service within 18 months following the effective date of the acquisition.

Tax Consequences

An individual who is issued vested shares of Common Stock under the stock issuance program will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares.  Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

An individual who is issued unvested shares of Common Stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of tie fair market value of the shares at the time of vesting over the purchase price paid for such shares.  Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest.  Such election must be filed with the Internal Revenue Service within 30 days after the purchase of the unvested shares.  The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Amended 2010 Plan

On September 13, 2010, the Company amended and restated the 2010 Plan to increase the stock issuable under the 2010 Plan so that the maximum number of shares of Common Stock that may be issued over the term of the 2010 Plan shall not exceed 21,500,000 shares.

Vote Required

The affirmative vote of a majority of the votes eligible to be cast at the Annual Meeting present at the Annual Meeting and voting on the proposal is required to ratify and approve the 2010 Plan, as amended. Abstentions and broker non-votes have no effect on the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE 2010 STOCK OPTION/ISSUANCE PLAN, AS AMENDED.

PROPOSAL NO. 4.

TO RATIFY AND APPROVE THE 2011 STOCK OPTION/ISSUANCE PLAN

The Board of Directors is asking the stockholders to ratify and approve the 2011 Incentive and Nonstatutory Stock Option Plan (the “2011 Plan”).  A copy of the 2011 Plan is attached as Exhibit 4.  Below is a summary of the 2011 Plan.

General

On October 29, 2010, our Board adopted the 2011 Plan and directed that it be presented to the stockholders for their approval and adoption at the 2010 Annual Meeting.  The 2011 Plan is scheduled to become effective on or after January 1, 2011.  To date, no stock options have been granted to employees pursuant to the 2011 Plan.  The following is a general description of certain features of the 2011 Plan.

Purpose of the 2011 Plan

The 2011 Plan provides for the issuance of up to 400,000,000 shares of Common Stock to our directors, officers, employees and consultants in the form of stock options.  The purpose of the 2011 Plan is to ensure that we retain the services of valued key directors, officers, employees and consultants, and to encourage such people to acquire a greater proprietary interest in us, thereby strengthening their incentive to achieve the objectives of our stockholders.  The 2011 Plan also serves as an aid and inducement in the attracting and hiring of new directors, officers, employees and consultants as needed.

Plan Administrator

Our Board will administer the 2011 Plan, except that the Board may, at its discretion, establish a committee comprised of two or more members of the Board or two or more other persons to administer the 2011 Plan.

Eligible Participants

Incentive stock options (those stock options that qualify under Section 422 of the Internal Revenue Code of 1986 (“the “Code”)) may be granted to any individual who is, at the time of the grant, an employee of the Company or a subsidiary.  Non-qualified stock options (those options that do not qualify under Section 422 of the Code) may be granted to employees and other people, including directors and consultants.

Material Features of the 2011 Plan

The 2011 Plan was structured so as to provide us with maximum flexibility in designing equity incentives for executive officers and other employees, the non-employee Board members and independent consultants in our service.  Such incentives may be made available under the 2010 Plan in the form of long-term option grants of our Common Stock.

Grants under the 2011 Plan may be structured as installment options, which become exercisable for vested shares over the optionee’s period of service or as immediately exercisable options for unvested shares.  All option grants must have an exercise price not less than 100% of the fair market value of the option shares on the grant date.

Stock Options

It is anticipated that stock options will be immediately exercisable for all the option shares, but the shares subject to the options may have a vesting schedule in the discretion of the board of directors.  Each option is to have a maximum term of ten years.

To exercise the option, the optionee must execute a Notice of Exercise and pay the exercise price for the purchased shares.  Payment is to be made in cash; however, our Board may also permit the optionee to deliver an interest-bearing promissory note for the purchased shares payable in one or more installments.  Provided that our shares remain publicly traded, the exercise price may be paid in shares of Common Stock or, alternatively, through the optionee’s participation in a same-day sale program.  Under such program, the option shares are sold immediately following the exercise of the option, and a portion of the sale proceeds is applied to the payment of the exercise price and all applicable withholding taxes.

Stock Issuance

The Stock Issuance Agreement as described in the 2011 Plan is structured as a stock purchase transaction, with the purchase price for the shares to be paid in cash or cash equivalent or by promissory note at the time of issuance of the shares.  The same repurchase rights summarized above for the “Form Stock Purchase Agreement" under the option grant program will apply to the purchased shares, namely, the Company's right to repurchase, at the original purchase price, any unvested shares held by the participant at the time of his or her termination of service.

Under the Stock Issuance Agreement, the issued shares will either vest immediately or vest in a series of installments over the participant's period of service with the Company.  In the event a vesting schedule is utilized, 25% of the shares will vest upon completion of one year of service measured from the issue date, and the balance will vest in 36 successive equal monthly installments u-on the participant's completion of each of the next 36-months of service thereafter.  Full and immediate vesting of all the shares will occur upon an acquisition of the Company by merger or asset sale, unless the repurchase right applicable to those shares is assigned to the successor corporation. The assigned repurchase rights may be structured so that they will subsequently lapse (and the shares will immediately vest) upon an involuntary termination of lie participant's service within 18 months following the effective date of the acquisition.

Tax Consequences

An individual who is issued vested shares of Common Stock under the 2011 Plan will recognize ordinary income in the year of purchase equal to the excess of the fair market value of the shares on the purchase date over the purchase price paid for those shares.  Federal and state income and employment taxes will have to be withheld or collected from such individual at the time the shares are issued.

An individual who is issued unvested shares of Common Stock will not recognize any taxable income at the time the unvested shares are issued but will have to report as ordinary income, for the taxable year in which his or her interest in such shares vests, an amount equal to the excess of tie fair market value of the shares at the time of vesting over the purchase price paid for such shares. Such individual may, however, elect under Section 83(b) of the Internal Revenue Code to be taxed in the year of purchase on the excess (if any) of the fair market value of the unvested shares at the time of purchase over the purchase price paid for those shares, and such individual will thereby avoid the recognition of income as and when the shares subsequently vest.  Such election must be filed with the Internal Revenue Service within 30 days after the purchase of the unvested shares.  The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Vote Required

The affirmative vote of a majority of the votes present at the Annual Meeting and voting on the proposal is required to ratify and approve the 2011 Plan.  Abstentions and broker non-votes have no effect on the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE 2011 STOCK OPTION/ISSUANCE PLAN.

PROPOSAL NO. 5.

TO APPROVE THE BOARD OF DIRECTORS PLAN TO SUBMIT A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION TO REGISTER THE SALE OF $10,000,000 IN CAMELOT COMMON AND PREFERRED STOCK IN ORDER TO RETIRE CAMELOT DEBT, EXPAND CURRENT OPERATIONS AND TO IMPLEMENT A STOCK REPURCHASE PROGRAM SUBJECT TO REGULATORY APPROVAL

The Board is asking the stockholders to approve the Board's plan to submit a registration statement (the “Registration Statement”) with the Commission to register the sale of $10,000,000 in Camelot Common and Preferred Stock in order to retire Camelot debt, expand current operations and to implement a stock repurchase program subject to regulatory approval.

Registration Statement

The Company has retained the services of Rocfin Capital LLC, d.b.a. Rocfin Advisors located in Tiburon, California (“Rocfin”), to assist the Company with the preparation of materials, including an updated business plan and financial model as part of the proposed $10,000,000 offering.  In addition, Rocfin will be working with our legal counsel, auditors and our previous consultants retained by the Company during the past two years to guide Camelot through the complex process of material preparation and the subsequent Commission filing, which is expected to result in Camelot offering units comprised of common and preferred stock along with other potential fiscal enhancements.  The Company expects to file the Registration Statement no later than the first quarter of 2011.

Debt Retirement

A portion of the proceeds raised through the proposed registration statement will be used to retire current Camelot debt, including a number of secured convertible promissory notes, which currently are convertible into Common Stock.  By retiring this and other commercial debt, Camelot will significantly reduce the amount of shares being issued currently to retire debt, resulting in fewer shares outstanding in the future while bolstering the Company’s balance sheet.

Expand Operations

Funds received through the proposed offering will also be utilized to expand current operations through additional corporate acquisitions and additional product acquisitions through Camelot Distribution Group.  During fiscal year 2010, Camelot completed the first of four planned corporate and/or film library acquisitions and continues to work toward completing the remaining initial acquisitions.  Camelot Distribution Group continues to expand its operations in part through the ongoing acquisition of additional films to be distributed and the distribution of film and television product developed and produced through Camelot Film Group.

Stock Repurchase Program

Camelot plans to establish a stock repurchase program to reduce the amount of common shares outstanding through the purchase of Common Stock currently outstanding in the marketplace, including shares held in street name, subject to regulatory approvals.  By reducing the number of shares of Common Stock outstanding, Camelot expects the marketplace to be more stable and to better reflect the long-term value of the Company.

Vote Required

The affirmative vote of a majority of the votes present at the Annual Meeting and voting on the proposal is required to ratify and approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BOARD OF DIRECTORS PLAN TO SUBMIT A REGISTRATION STATEMENT WITH THE COMMISSION TO REGISTER THE SALE OF $10,000,000 IN CAMELOT COMMON AND PREFERRED STOCK.

Security Ownership of Certain Beneficial Owners and Management

The following tables show the amount of our Common Stock and Preferred Stock beneficially owned, as of the Record Date, by (i) persons known by us (based upon Commission filings) to own 5% or more of our Common Stock and Preferred Stock, (ii) each Named Executive Officer listed in the Summary Compensation table below, (iii) our directors and director nominees, and (iv) our executive officers and directors as a group.  Beneficial ownership is determined in accordance with the rules of the Commission.  Except as indicated below, the address for each listed director and executive officer is c/o Camelot Entertainment Group, Inc., 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618.  Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Common Stock and Preferred Stock shown as beneficially owned by them.  The number of shares of Common Stock outstanding used in calculating the percentages in the table below includes the Common Stock underlying options or warrants held by such person that are exercisable within 60 days of the Record Date, but excludes Common Stock underlying options or warrants held by any other person.

As of the Record Date, there were 479,641,365 shares of Common Stock issued and outstanding held by 161 stockholders of record.  As of the Record Date there are approximately 5,880 total stockholders, including those holding shares in street name.  The following tables and their respective percentages are based upon the total issued and outstanding shares of the Company, or 479,641,365 shares.

Voting Rights of Management and Beneficial Owners of 5% or More of the Common Stock

The following table shows as of the Record Date, the total voting rights of Management and beneficial owners of 5% or more of any class of Company equity securities on items that are presented to stockholders at annual and special meetings of the stockholders that require stockholder approval.

Name of Beneficial Owner (1)	Total Votes	Percent

Robert P. Atwell Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	28,639,156,744	90.39%

Steven Istock Secretary, CFO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	2,015,000	0.02%

All Other Stockholders	3,040,566,121	9.59%
Totals:	31,681,737,865	100%

Note (1): Includes direct and indirect affiliate ownership.

Common Stock Ownership Fully Diluted

The following table sets forth the fully diluted Common Stock ownership percentages of Management and our other stockholders as of the Record Date.  Fully diluted Common Stock represents all shares of Common Stock that are currently issued and outstanding and those shares that could be converted into Common Stock through the conversion of Preferred Stock into Common Stock.

Name of Beneficial Owner	Shares Beneficially Owned Fully Diluted	Percent

Management	369,292,344	41.80%
Other Stockholders	514,088,121	58.20%

Totals:	883,380,465	100%

Securities Ownership of Beneficial Owners
Common Stock

The following table sets forth as of the Record Date, certain information, based on information obtained from the persons named below, with respect to the securities ownership of the Common Stock by Beneficial Owners of more than 5% of the Company’s Common Stock.  As of the Record Date, there were no 5% Beneficial Owners of the Company’s Common Stock known to the Company.

Name of Beneficial Owner	Shares Beneficially Owned	Percent (1)

None	None	0%

TOTAL 5% Stockholders as a Group	None	0%
Note (3): Based on 479,641,365 shares issued as of 10/15/10.

Securities Ownership of Management
Common Stock

The following table sets forth as of the Record Date, certain information, based on information obtained from the persons named below, with respect to the securities ownership of the Common Stock by Management. Management owns less than 1%, or 2,121,744 shares, of the Company’s Common Stock.

Name of Beneficial Owner	Shares Beneficially Owned	Percent (3)

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	106,744	0%

Steven Istock (2) Secretary, CFO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	2,015,000	0%

Totals:	2,121,744	0.00%

Note (1): Includes direct and indirect affiliate ownership. Owns less than 1%. Mr. Atwell has notified the Company that he intends to acquire up to approximately 25% of the Common Stock during the 4th quarter of 2010.  Mr. Atwell had previously owned approximately 23% of the Common Stock prior to the stock restructuring on June 30, 2010.

Note (2): Includes direct and indirect affiliate ownership. Owns less than 1%.
Note (3): Based on 479,641,365 shares issued as of 10/15/10.

The number of shares of Common Stock disclosed above are those "beneficially owned" as determined under the rules of the Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right.

All shares are held beneficially and of record and each record stockholder has sole voting and investment power.  The address at which each Executive Officer and Director can be reached is the Company's headquarters.

Preferred Stock

The following tables set forth as of the Record Date, certain information, based on information obtained from the persons named below, with respect to the securities ownership of preferred stock by Beneficial Owners of 5% or more of preferred stock and securities ownership of preferred stock by Management.  Stockholders that own 5% or more of preferred stock own 98%, or 60,889,700 shares, of the Company’s 61,148,400 total shares of preferred stock.  Management owns 90%, or 54,968,700 shares, of the Company’s 61,148,400 total shares of preferred stock.

As of the Record Date, we had seven classes of preferred stock authorized for issuance in our Certificate of Incorporation, Class A Convertible Preferred Stock, Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock, Class F Convertible Preferred Stock and Class G Convertible Preferred Stock.

On the Record Date, there were 23,896,900 shares outstanding of our $0.001 par value Class A Convertible Preferred Stock.  The Class A Preferred converts to four shares of Common Stock for every one share of Class A Preferred Stock.  Each share of Class A Preferred Stock is entitled to 50 votes.  Class A Preferred ranks superior to our Common Stock and our Class C, Class D and Class G Preferred Stock and ranks junior to our Class B, Class E and Class F Preferred Stock.

On the Record Date, there were 30,000,000 shares outstanding of our $0.001 par value Class B Convertible Preferred Stock.  The Class B Preferred converts to 10 shares of Common Stock for every one share of Class B Preferred Stock.  Each share of Class B Preferred Stock is entitled to 1,000 votes on each matter put to a vote of stockholders.  Class B Preferred ranks superior to our Common Stock and our Class A, Class C, Class D and Class G Preferred Stock.  Class B Preferred ranks equal to our Class E and Class F Preferred Stock.

On the Record Date, there were 7,151,500 shares outstanding of our $0.001 par value Class C Convertible Preferred Stock.  The Class C Preferred converts to one share of Common Stock for every one share of Class C Preferred Stock.  Each share of Class C Preferred Stock is entitled to one vote on each matter put to a vote of stockholders.  Class C Preferred ranks superior to our Common Stock, ranks equal to our Class D Preferred Stock, and ranks junior to all other classes of our Preferred Stock.

On the Record Date, there were no shares outstanding of our $0.001 par value Class D Convertible Preferred Stock.  The Class D Preferred converts to one share of Common Stock for every one share of Class D Preferred Stock.  Each share of Class D Preferred Stock is entitled to one vote on each matter put to a vote of stockholders.  The Class D Preferred ranks superior to our Common Stock, ranks equal to our Class C Preferred Stock and ranks junior to all other classes of our Preferred Stock.

On the Record Date, there were no shares outstanding of our $0.001 par value Class E Convertible Preferred Stock.  The Class E Preferred converts to 50 shares of Common Stock for every one share of Class E Preferred Stock up to a maximum of $2,500,000 in Common Stock value.  Each share of Class E Preferred Stock is entitled to one vote on each matter put to a vote of stockholders.  The Class E Preferred ranks superior to our Common Stock, ranks equal to our Class B and Class F Preferred Stock, and ranks senior to all other classes of Preferred Stock.

On the Record Date, there were 100,000 shares outstanding of our $0.001 par value Class F Convertible Preferred Stock.  The Class F Preferred converts to ten shares of Common Stock for every one share of Class F Preferred Stock up to a maximum of $650,000 in Common Stock value.  Each share of Class F Preferred Stock is entitled to one vote on each matter put to a vote of stockholders.  The Class F Preferred ranks superior to our Common Stock, ranks equal to our Class B and Class E Preferred Stock, and ranks senior to all other classes of Preferred Stock.

On the Record Date, there were no shares outstanding of our $0.001 par value Class G Convertible Preferred Stock.  The Class G Preferred converts to 50 shares of Common Stock for every one share of Class G Preferred Stock up to a maximum $200,000 in Common Stock value.  Each share of Class G Preferred Stock is entitled to one vote on each matter put to a vote of stockholders.  Class G Preferred ranks superior to our Common Stock and junior to all other classes of our Preferred Stock.

Securities Ownership of Beneficial Owners
Preferred Stock

The following tables set forth as of the Record Date, certain information, based on information obtained from the persons named below, with respect to the securities ownership of the Preferred Sock by Beneficial Owners of more than 5% of the Company’s Preferred Stock.  As of the Record Date, there were 60,889,700 shares of all classes of Preferred Stock owned by Beneficial Owners of more than 5% the Company’s Preferred Stock.

Name of Beneficial Owner	Class A Preferred Shares Beneficially Owned	Percent (3)

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	21,374,400	89.44%

George Jackson (2) 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	2,410,000	10.08%

Totals:	23,784,400	99.52%

Note (1): Includes shares held directly and indirectly. Converts to 85,497,600 common shares, equaling 1,068,720,000 votes.
Note (2): Former CFO. Includes shares held directly and indirectly. Converts to 9,640,000 common shares, equaling 120,500,000 votes. Note (3) Based on 23,896,900 total Class A Shares

Preferred Stock - continued

Name of Beneficial Owner	Class B Preferred Shares Beneficially Owned	Percent (3)

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	27,564,300	91.88%

George Jackson (2) Secretary, CFO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	2,410,000	8.03%

Totals:	29,974,300	99.91%

Note (1): Includes shares held directly and indirectly. Converts to 275,643,000 common shares, equaling 27,564,300,000 votes.
Note (2): Former CFO. Includes shares held directly and indirectly. Converts to 24,100,000 common shares, equaling 2,410,000,000 votes. Note (3): Based on 30,000,000 total Class B Shares
Name of Beneficial Owner	Class C Preferred Shares Beneficially Owned	Percent (3)

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	6,030,000	84%

George Jackson (2) 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	1,101,000	15%

Totals:	7,131,000	99%

Note (1): Includes shares held directly and indirectly. Converts to 6,030,000 common shares, equaling 6,030,000 votes.
Note (2): Former CFO. Includes shares held directly and indirectly. Converts to 1,101,000 common shares, equaling 1,101,000 votes.
Note (3): Based on 7,151,500 total Class C Shares.

Name of Beneficial Owner	Class F Preferred Shares Beneficially Owned	Percent (3)

Incentive Capital, LLC 299 S Main Street Suite 1710 Salt Lake City, UT 84111	100,000	100%

Totals:	100,000	100%

Note (1): Includes shares held directly and indirectly. Converts to 1,000,000 common shares, equaling 100,000 votes.
Note (3): Based on 100,000 total Class F Shares

Securities Ownership of Management
Preferred Stock

The following table sets forth as of the Record Date, certain information, including number of voting rights, based on information obtained from the persons named below, with respect to the securities ownership and voting rights of the Preferred Stock by Management.  Management owns 90%, 54,968,700 shares, of the Company’s Preferred Stock.

Name of Beneficial Owner	Class	Shares	Percent	Common Votes	Voting %
Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	A	21,374,400	89.44%	1,068,720,000	3.37%

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	B	27,564,300	91.88%	27,564,300,000	87.0%

Robert P. Atwell (1) Chairman, President, CEO 8001 Irvine Center Drive, Suite 400 Irvine, CA 92618	C	6,030,000	84%	6,030,000	0.01%

Totals:		54,968,700	90%	28,639,050,000	90.38%

Voting Rights by Class Summary: Common and Preferred

Common	Shares	Common Equivalent	Votes	Percentage
Management	2,121,744	2,121,744	2,121,744	0.44%
Others	477,519,621	477,519,621	477,519,621	99.56%
Total	479,641,365	479,641,365	479,641,365	100%

Class A	Shares	Common Equivalent	Votes	Percentage
Management	21,374,400	85,497,600	1,068,720,000	89.44%
Others	2,522,500	10,090,000	126,125,000	10.56%
Total	23,896,900	95,587,600	1,194,845,000	100%

Class B	Shares	Common Equivalent	Votes	Percentage
Management	27,564,300	275,643,000	27,564,300,000	91.88%
Others	2,435,700	24,357,000	2,435,700,000	8.12%
Total	30,000,000	300,000,000	30,000,000,000	100%

Class C	Shares	Common Equivalent	Votes	Percentage
Management	6,030,000	6,030,000	6,030,000	84.31%
Others	1,121,500	1,121,500	1,121,500	15.69%
Total	7,151,500	7,151,500	7,151,500	100%

Class F	Shares	Common Equivalent	Votes	Percentage
Management	0	0	0	0%
Others	100,000	1,000,000	100,000	100%
Total	100,000	1,000,000	100,000	100%

Total	Shares	Common Equivalent	Votes	Percentage
Management	57,090,444	369,292,344	28,641,171,744	90.4%
Others	483,699,321	514,088,121	3,040,566,121	9.6%
Total	540,789,765	883,380,465	31,681,737,865	100%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s executive officers and directors and persons who own more than 10 percent of the Company’s Common Stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10 percent Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal year 2008, all filing requirements applicable to its executive officers, directors and 10 percent Stockholders were met.

Certain Relationships and Related Transactions

There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers.  There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

EXECUTIVE OFFICERS

Our executive officers are:

Name	Position

Robert P. Atwell	Chairman, President and CEO
Steven Istock	CFO and Secretary

Robert P. Atwell, 57, Chairman, President and Chief Executive Officer, has been Chairman, President and Chief Executive Officer of the Company since March 19, 2003.  Mr. Atwell is also the President of The Atwell Group, Inc., which encompasses several companies that Mr. Atwell has been affiliated with since 1978, including The Corporate Solution, Inc. (1978), Eagle Consulting Group, Inc. (1996), The Atwell Group, LLC (2004) and Camelot Films, Inc. (1978).  Mr. Atwell is also the majority stockholder of three non-reporting pink sheet companies, Collectible Concepts Group, Inc., Sky440, Inc. and Emaji, Inc.  One of Mr. Atwell’s privately owned companies recently took over a management role of those three companies to implement a restructuring of their operations and to install new management teams.  Mr. Atwell’s private companies specialize in taking small companies public, securing and implementing assignments for a variety of agencies and corporations including general business consulting, corporate restructuring, mergers and acquisitions, corporate investigations and securities administration.  Mr. Atwell has been involved in all aspects of motion picture industry, including business affairs, development, production, distribution, finance, sales and marketing.  Mr. Atwell began his career in the entertainment business in 1971, working initially in television and independent film before establishing Camelot Films in 1978.

Steven Istock, 44, Director, Chief Financial Officer, joined Camelot as CFO and as a member of our Board of Directors on July 1, 2010. Mr. Istock has a substantial corporate, entertainment and international finance background with over fifteen years’ experience as a senior banker and finance manager. Mr. Istock specializes in the development, structuring and funding of debt and equity transactions. He has participated in over $2 billion in transactions for a wide range of public and private corporate clients.

Since March 2008, Mr. Istock has been the President and CEO of California Pictures and a Partner and CFO of Strategic Film Partners since May of 2006, which produce and distribute motion picture content worldwide. He also advises domestic and international clients on structuring financing for a variety of projects in the beginning, middle and closing stages of development and production. While serving as a Vice-President of Lending for American Business Bank between November 2005 and December 2006, Mr. Istock made his initial investment into Strategic Film Partners.

Certain Relationships and Related Transactions - continued

As a senior Vice President and Finance Manager for Merrill Lynch in Beverly Hills between January 2000 and November 2005, Mr. Istock was responsible for managing and closing all of the commercial, entertainment and real estate loan transactions for five area offices as well as directing and managing all local transactions with the mergers and acquisitions, private equity and real estate syndication bankers within Merrill Lynch and other affiliated firms worldwide. He earned the Series 7, 63, 65 licenses and Merrill Lynch Certified Financial Manager accreditation and was approved for the California Finance Lenders License by the State of California.

Mr. Istock graduated from the University of Michigan in Economics and English in 1989, with post-graduate work at Charles University in Prague in 2007.

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned for services rendered to us in all capacities for fiscal year 2010 and 2009 by our Chief Executive Officer and our Chief Financial Officer(s) who were serving as executive officers of the Company as of the Record Date (collectively, referred to “Named Executive Officers” in this Proxy Statement):

Summary Annual Compensation Table
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Long term Compensation Awards/ Securities, Underlying Options
Robert P. Atwell Chairman, CEO (1)	2010 2009	$500,000 $420,000	$500,000 $0	$0 $0	$0 $0
Steven Istock (2)	2010	$250,000	$0	$0	$0
George Jackson Director, CFO (3)	2010 2009	$250,000 $150,000	$0 $0	$0 $0	$0 $0

Notes to Summary Annual Compensation Table: (1) Compensation may be paid in Cash, Common and/or Preferred Stock. Excludes stock and other consideration received by two companies controlled by Mr. Atwell that have consulting agreements with the Company. Excludes trademark licensing consideration. Other annual compensation and long term award parameters are being established by the Board of Directors as of October 15, 2010. Mr. Atwell has yet to receive a regular payroll check from the Company, receiving most of his compensation in stock and more recently retiring some of the debt owed to him through various debt purchase agreements with third parties. (2) Effective July 1, 2010. Compensation may be paid in Cash, Common and/or Preferred Stock. Mr. Istock has yet to receive a regular payroll check from the Company, receiving most of his compensation in stock with plans to retire some of the debt owed to him through various debt purchase agreements with third parties. (3) Effective through June 30, 2010. Compensation may be paid in Cash, Common and/or Preferred Stock. Mr. Jackson never received a regular payroll check from the Company, receiving most of his compensation in stock and more recently retiring some of the debt owed to him through various debt purchase agreements with third parties.

Stock Option Grants in Last Fiscal Year

None.

Employment Agreements and Change of Control Arrangements

The Company has entered into an employment agreement with Mr. Atwell and is negotiating a new employment agreement with Mr. Istock. The Company currently has a consulting agreement with Mr. Istock, through which he provides his services as CFO.  The Company has terminated its employment agreement with Mr. Jackson, but continues to retain Mr. Jackson as a consultant. Mr. Atwell’s employment contract can be viewed under the Company’s filings at www.sec.gov or through the Company’s website at www.camelotent.com.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board is providing the following report on executive compensation in accordance with the rules and regulations of the Commission.  This report outlines the policies of the Compensation Committee with respect to executive compensation, the various components of the Company’s compensation program for executive officers, and the basis on which the 2010 compensation for the Company’s Chief Executive Officer and Chief Financial Officer was determined.

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Securities Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

General

The Compensation Committee’s functions include:

•	determining all forms of compensation of the Company’s Chief Executive Officer and Chief Financial Officer;

•	reviewing and approving all forms of compensation for the other executive officers, including salary, bonuses and stock options;

•	consulting with management regarding compensation and benefits for non-executive officers and other employees; and

•	overseeing our compensation and benefits policies generally.

Compensation Policies

The Company’s executive compensation policies have two principal goals: (1) attracting, rewarding and retaining executives, and (2) motivating executives to achieve short-term and long-term corporate goals that enhance stockholder value.  Accordingly, the Compensation Committee’s objectives are to:

•	offer compensation opportunities that attract and retain executives whose abilities are critical to the Company’s long-term success and motivate individuals to perform at their highest level;

•	tie in a significant portion of the executive’s total compensation to achievement of financial, organizational, management and personal performance goals; and

•	reward outstanding individual performance by an executive officer that contributes to the Company’s long-term success.

Compensation of Executive Officers Generally

The Company’s compensation program for its executives emphasize variable compensation, primarily through grants of short and long term performance based incentives.  Executive compensation generally consists of the following: (i) base salary; (ii) incentive bonuses; and (iii) long-term equity incentive awards in the form of stock option grants.  Each executive officer’s compensation package is designed to provide an appropriately weighted mix of these elements.

Base Salary.  Base salary levels for each of the Company’s executive officers, including the Chief Executive Officer and the Chief Financial Officer, are expected to be set within a range of base salaries that the Board (through the Compensation Committee or in its entirety) believes reflect market salaries for similar executive officers at comparable companies.  Commercially available compensation surveys are expected to be used to determine that such range is at or near the levels paid by comparable companies engaged in the motion picture industry and located within comparable geographical locations.  The Board does not expect to use formulas but instead plans to exercise its judgment based on considerations including overall responsibilities and the importance of these responsibilities to the Company’s success, experience and ability, past short-term and long-term job performance and salary history.  In addition, in reviewing executive salaries generally and in setting the salary of the Chief Executive Officer, the Compensation Committee generally plans to take into account the Company’s past financial performance and future expectations, as well as changes in the executives’ responsibilities.

Compensation of Executive Officers Generally - continued

Incentive Bonuses. The Compensation Committee will recommend the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year and to bring the total cash-based compensation to market levels.  A portion of these bonuses will be awarded if the Company achieves or exceeds certain corporate performance objectives and a portion of these bonuses will be awarded if the executive achieves or exceeds certain personal goals.

Equity Incentives. Stock options will be used by the Company as long-term compensation to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel.  Generally, stock options will be granted to executive officers from time to time based primarily upon the individuals’ actual and/or potential contributions to the Company and the Company’s financial performance. Stock options will be designed to align the interests of the Company’s executive officers with those of its Stockholders by encouraging executive officers to enhance the value of the Company, the price of its Common Stock, and hence, the Stockholders’ return.  In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company plans to grant options to the executives on an ongoing basis to provide continuing incentives to the executives to meet future performance goals and to remain with the Company.

Compensation of the Chief Executive Officer and Chief Financial Officer

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance, its expectation of his future contributions to the Company’s performance and the compensation paid to chief executive officers of comparable companies. Robert P. Atwell served as the Company’s Chief Executive Officer in 2009.  In 2009, Mr. Atwell received a base salary of $420,000, for which he has the option of accepting Common Stock in lieu of cash consideration.  George Jackson served as the Company’s Chief Financial Officer in 2009. Mr. Jackson received a base salary of $150,000, for which has the option of accepting Common Stock in lieu of cash consideration.  For 2010, the Compensation Committee recommended, and the Audit Committee and Board have approved, setting the base salary of Mr. Atwell to be $500,000 and setting the base salary of the CFO to be $250,000 (Mr. Jackson served as CFO through June 30, 2010. Mr. Istock has served as CFO since July 1, 2010).  The Compensation Committee believes the compensation to be paid to Mr. Atwell and the CFO for 2010 is reasonable.  The Compensation Committee also noted that since Mr. Atwell became CEO in 2003, Mr. Jackson became CFO in 2005, and Mr. Istock succeeded Mr. Jackson in July, 2010, none of these officers has yet to receive a regular payroll check from the Company, receiving most of their compensation in stock and more recently retiring some of the debt owed to them through various debt purchase agreements with third parties.

Policy with Respect to Qualifying Compensation for Deductibility

Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its chief executive officer or any of its other four most highly compensated executive officers in a single year.  The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee.  The Board will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, may be appropriate in the future.

SUBMITTED BY THE COMPENSATION COMMITTEE

Steven Istock
Robert Atwell

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals of Stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2011 Annual Meeting pursuant to Commission Rule 14a-8 must be received by the Secretary of the Company at the Company’s principal executive offices in Irvine, California not later than March 15, 2011. Stockholders wishing to bring a proposal before our 2011 Annual Meeting (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of the Company at the Company’s principal executive offices in Irvine, California not later than April 23, 2011.  In order to curtail controversy as to the date upon which such written notice is received by the Company or its U.S. subsidiary, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested, or a similar method which confirms the date of receipt.

OTHER PROPOSED ACTION

The Board is not aware of any other matters to be presented at the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

By Order of the Board of Directors,

/s/ Steven Istock, Secretary

Dated: November 8, 2010

(Remainder of Page Left Intentionally Blank)

CAMELOT ENTERTAINMENT GROUP, INC.

Proxy for Annual Meeting of Stockholders
To Be Held on December 13, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE BUSINESS REPLY ENVELOPE PROVIDED.

The undersigned hereby appoints Robert P. Atwell and Steven Istock, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Camelot Entertainment Group, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on December 13, 2010 at 2:00 p.m., PST, and at any adjournment thereof.

Please complete, sign, date and mail this proxy form in the accompanying envelope or vote online by following the instructions below

VOTE BY INTERNET

Proxy ID: 274                                                       Authorization Code:  <Unique to ea SH>

Instructions for voting electronically:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to www.transferonline.com/proxy
3. Enter your Proxy ID and Authorization Code
4. Press Continue
5. Make your selections
6. Press Vote Now

(Continued and to be signed and dated on the reverse side)

YOUR VOTE IS IMPORTANT

Please mark your votes as in this example: ☒
1.           Election of Directors.

Steven Istock	Leo Griffin

☐ FOR the nominees listed above.
☐ FOR the nominees listed above EXCEPT: _________________
☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.           To ratify the selection of dbbmckennon Company’s independent auditor for the fiscal year ending December 31, 2010

☐ FOR                                          ☐ AGAINST                                              ☐ ABSTAIN

3.           To approve the 2010 Stock Option/Issuance Plan.

☐ FOR                                          ☐ AGAINST                                              ☐ ABSTAIN

4.           To approve the 2011 Stock Option/Issuance

☐ FOR                                          ☐ AGAINST                                              ☐ ABSTAIN

5.           To approve the Board of Directors plan to submit a Registration Statement with the Securities and Exchange Commission to register the sale of $10,000,000 in Camelot Common and Preferred Stock in order to retire Camelot debt, expand current operations and to implement a stock repurchase program subject to regulatory approval.

☐ FOR                                          ☐ AGAINST                                              ☐ ABSTAIN

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, and 5.

Signature	Date:
Print Name:

Signature if held jointly	Date:

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.